IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

STERLING CAPITAL VARIABLE INSURANCE FUNDS

SUPPLEMENT DATED FEBRUARY 26, 2013 TO THE

STERLING CAPITAL SELECT EQUITY VARIABLE INSURANCE FUND PROSPECTUS,

DATED MAY 1, 2012, AS AMENDED

Sterling Capital Select Equity Variable Insurance Fund

Effective May 1, 2013, the Sterling Capital Select Equity Variable Insurance Fund will be renamed the “Sterling Capital Equity Income Variable Insurance Fund” (the “Fund”) and the Fund will adopt the following non-fundamental investment policy, which will not be changed without 60 days’ advance notice to shareholders:

To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities.

In connection with these changes, it is expected that the Fund’s investment objective, principal investment strategies, principal risks, non-fundamental investment restrictions and portfolio management team will be substantially modified effective May 1, 2013. Details regarding these changes will be included in the Fund’s May 1, 2013 prospectus.

Please contact your financial advisor or Sterling Capital Variable Insurance Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS AND SAI FOR FUTURE REFERENCE.

SELECQVIF-PROSUP-02/13